Exhibit 99.1

For Immediate Release — March 10, 2026

Global Indemnity Group, LLC Reports Full Year 2025 Financial Results

Accident Year 2025 Underwriting Profitability Improves Across Every Quarter; Current Accident Year Combined Ratio Excluding California Wildfires Reaches 92.2%

Wilmington, Del., (March 10, 2026) — Global Indemnity Group, LLC (Nasdaq: GBLI) (the "Company") today reported financial results for the twelve months ended December 31, 2025. The year was defined by two distinct narratives: a significant California Wildfire loss event in January 2025, and a steady, quarter-by-quarter improvement in underlying underwriting performance that continued through year end. Net losses from the California Wildfires totaled $15.7 million pre-tax ($12.0 million after-tax). Excluding this event, the Company's current accident year combined ratio improved in each successive period throughout 2025, reaching 92.2% for the full year compared to 95.4% in 2024.This improvement drove a 17.5% increase in Pretax Adjusted Operating Contribution to $95.4 million in 2025 from $81.2 million in 2024 and contributed to a higher Adjusted Return on Equity of 14.7% in 2025 compared to 12.7% in 2024.

Highlights of Consolidated Results for the Twelve Months Ended December 31, 2025

Operating Performance (Excluding California Wildfires)
•
The current accident year combined ratio excluding California Wildfires improved in each period throughout 2025, reaching 92.2% for the full year compared to 95.4% in 2024 — an improvement of 3.2 points. The progression was: 94.8% for 1st quarter, 94.7% for 1st half, 93.2% for 1st nine months, and 92.2% for the full year.
•
Current accident year underwriting income excluding California Wildfires reached $32.7 million for the full year, compared to $18.8 million in 2024. This measure improved every period throughout 2025: Flat for the 1st quarter, +25% at for 1st half, +38% at nine months and +74% for the full year, reflecting sustained improvement in loss experience.
•
Operating income excluding California Wildfires was $40.2 million, or $2.79 per diluted share, compared to $42.9 million, or $3.10 per share in 2024. Elevated corporate expenses were the primary driver of the year-over-year difference resulting from increased personnel costs and professional fees for the build-out of Katalyx and mergers & acquisition activity.

As-Reported Operating Performance
•
Operating income was $28.2 million, or $1.95 per diluted share, compared to $42.9 million, or $3.10 per share in 2024. Net income available to common shareholders was $24.9 million, or $1.75 per diluted share, compared to $42.8 million, or $3.12 per share in 2024. Both measures reflect the $12.0 million, or $0.84 per share, after-tax impact of California Wildfire losses.
•
Calendar year combined ratio was 98.6% compared to 95.6% in 2024. The 3-point increase reflects the 4-point Wildfire impact offset by the 1-point improvement in the calendar year combined ratio results excluding Wildfires.
o
The loss ratio was 58.7% compared to 56.6% in 2024. The 4-point impact of Wildfire was offset by a 1.9-point improvement in the loss ratio excluding Wildfires.
o
The expense ratio was 39.9% compared to 39.0% in 2024. The approximate 1-point increase was consistent across all quarterly periods and reflects the build-out of Katalyx platform.

Investment Results
•
Net investment income was $62.7 million, essentially unchanged from $62.4 million in 2024. Fixed maturities income was flat at $59.5 million in both years, reflecting a stable portfolio duration and reinvestment activity that offset modest yield changes. The income-generating core of the portfolio remains stable with an average 0.8 year duration and average AA- rated bond portfolio.
•
Total investment return was $67.0 million, or 4.7%, compared to $78.3 million, or 5.5%, in 2024. The year-over-year change reflects lower net unrealized gains ($8.0 million versus $15.4 million) and net realized losses of $3.7 million versus gains of

$0.5 million in 2024, both mark-to-market items that do not affect recurring investment income. Average invested assets were $1.43 billion for the year.

Premium Growth
•
Belmont Core gross written premiums was $401.4 million compared to $400.0 million in 2024.
•
Excluding terminated products in 2024, Belmont Core gross written premiums grew 9.2% driven by:
o
Wholesale Commercial: +3.0% to $256.0 million mainly driven by premium rate increases.
o
Vacant Express: +15.5% to $46.8 million, from organic growth, new agency appointments, and new products.
o
Assumed written premiums grew +76.7% to $44.9 million for the full year, driven by new treaties incepting during 2024 and 2025. The assumed book remains a growing but still modest proportion of total premiums as the Valyn Re platform scales.
o
Collectibles: +8.4% to $17.2 million, from organic growth and new products.

Capital Position and Book Value
•
Common shareholders' equity increased to $702.6 million at December 31, 2025 from $685.1 million at December 31, 2024, supported by net income and $6.4 million in unrealized fixed income gains.
•
Book value per share was $48.96 at December 31, 2025 compared to $49.98 at December 31, 2024; growth of 1% after paying dividends of $1.40 per share in 2025.
•
The Company maintained its regular dividend throughout 2025, returning $20.4 million to shareholders. Since its 2003 IPO, the Company has returned $649.5 million to shareholders, including $522.2 million in share repurchases and $127.3 million in dividends.
•
AM Best affirmed Global Indemnity Group's "A" (Excellent) rating for its U.S. insurance subsidiaries in August 2025.

Selected Consolidated Operating Information for the 12 Months Ended December 31,
$ in Millions, except per share data

	2025	2024
Gross written premiums	$398.9	$389.8
Gross written premiums - Belmont Core	$401.4	$400.0
Investment income	$62.7	$62.4
Investment return	4.7%	5.5%
Underwriting income (1)	$7.3	$17.8
Underwriting income, current accident year	$16.9	$18.8
Underwriting income, current accident year, excluding California Wildfires	$32.7	$18.8
Corporate expenses	$31.7	$25.7
Operating income	$28.2	$42.9
Operating income excluding California Wildfires	$40.2	$42.9
Pretax adjusted operating contribution, excluding California Wildfires (2)	$95.4	$81.2
Net income available to common shareholders	$24.9	$42.8
Net income available to common shareholders excluding California Wildfires	$36.9	$42.8
Adjusted Return on Equity, excluding California Wildfires (3)	14.7%	12.7%

Per Share Data:
Net income available to common shareholders per share	$1.75	$3.12
Net income available to common shareholders per share excluding California Wildfires	$2.59	$3.12
Operating income per share	$1.95	$3.10
Operating income per share excluding California Wildfires	$2.79	$3.10

Combined ratio:
Loss ratio	58.7%	56.6%
Expense ratio	39.9%	39.0%
Combined ratio	98.6%	95.6%
Combined ratio, current accident year	96.2%	95.4%
Combined ratio, current accident year excluding California Wildfires	92.2%	95.4%

(1)
Includes $9.6 million related to prior accident years; due to an increase in loss and loss adjustment expenses of $9.1 million mainly driven by terminated casualty products in accident years 2020 through 2022.

(2)
Equals Investment Income plus Underwriting income for current accident year, excluding California Wildfires
(3)
Excludes corporate expenses, investment income on excess capital, and prior year underwriting income (loss).

Segment Income (Loss) for the Twelve Months Ended December 31,
$ in Millions

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024

Revenues:
Net earned premiums	$—	$—	$388.4	$369.8	$0.4	$7.2	$—	$—	$388.8	$377.0
Commissions and fee income	58.5	—	—	1.3	0.1	—	(56.3)	—	2.3	1.3
Total revenues	$58.5	$—	$388.4	$371.1	$0.5	$7.2	$(56.3)	$—	$391.1	$378.3

Losses and expenses
Net loss and loss adjustment expenses	$—	$—	$230.0	$210.3	$(0.5)	$2.9	$(1.2)	$—	$228.3	$213.2
Acquisition costs and other operating expenses	54.4	—	155.5	141.1	2.0	6.2	(55.1)	—	156.8	147.3
Total losses and expenses	$54.4	$—	$385.5	$351.4	$1.5	$9.1	$(56.3)	$—	$385.1	$360.5

Segment income (loss)	$4.1	$—	$2.9	$19.7	$(1.0)	$(1.9)	$—	$—	$6.0	$17.8

Segment income (loss) excluding California Wildfires	$4.1	$—	$18.6	$19.7	$(1.0)	$(1.9)	$—	$—	$21.7	$17.8

Segment Written Premiums for the Twelve Months Ended December 31,
$ in Millions

	Belmont Core		Belmont Non-Core		Total
	2025	2024	2025	2024	2025	2024
Gross written premiums	$401.4	$400.0	$(2.5)	$(10.2)	$398.9	$389.8
Net written premiums	$390.3	$389.6	$(2.5)	$(10.4)	$387.8	$379.2

Consolidated Belmont Core Direct Written Premiums for the Twelve Months Ended December 31,
$ In Millions

	2025	2024	% Change
Wholesale Commercial	$256.0	$248.6	3.0%
Vacant Express	46.8	40.5	15.5%
Assumed Reinsurance	44.9	25.4	76.7%
Collectibles	17.2	15.8	8.4%
Direct written premiums excluding Specialty Products	364.9	330.3	10.4%
Specialty Products	36.5	69.7	(47.5%)
Total direct written premiums	401.4	400.0	0.4%
Terminated products	—	(32.7)	-
Total direct written premiums, excluding terminated products	$401.4	$367.3	9.2%

Selected Consolidated Balance Sheet Data as of December 31,
$ and Shares in Millions, except per share data

	2025	2024
Cash and invested assets, net	$1,420.2	$1,440.7
Total assets	$1,720.8	$1,731.3
Shareholders’ equity	$706.6	$689.1

Book value per share	$48.96	$49.98
Book value per share plus cumulative
dividends and excluding AOCI	$58.04	$58.14
Shares Outstanding	14.4	13.7

Change in Consolidated Common Shareholders’ Equity and Book Value per Share
$ and Shares in Millions, except per share data

	Common Shareholders' Equity	Common Shares	Book Value Per Share
Balance at January 1, 2025	$685.1	13.7	$49.98
Net income	25.3	—	1.75
Fair value of fixed maturities	6.4	—	0.47
Stock compensation / share issuance (1)	6.2	0.7	(1.84)
Dividends	(20.4)	—	(1.40)
Balance at December 31, 2025	$702.6	14.4	$48.96

(1) includes 550,000 class A common shares designated as class A-2 common shares issued on March 6, 2025 for services performed in connection with the Company’s internal corporate reorganization.

Market Value of Consolidated Investments as of December 31,
$ in Millions

	2025	2024
Fixed maturities	$1,325.5	$1,381.9
Cash and cash equivalents	65.5	17.0
Total fixed maturities and cash and cash equivalents	1,391.0	1,398.9
Equities and other invested assets	50.8	41.7
Total cash and invested assets, gross	1,441.8	1,440.6
Receivable/(payable) for securities	(21.6)	0.1
Total cash and invested assets, net	$1,420.2	$1,440.7

Total Pre-Tax Consolidated Investment Return
$ in Millions

	2025	2024
Fixed maturities	$59.5	$59.5
Equities	1.8	0.8
Limited partnerships	1.4	2.1
Net investment income	$62.7	$62.4

Net realized investment gains (losses)	(3.7)	0.5
Net unrealized investment gains	8.0	15.4
Net realized and unrealized investment return	4.3	15.9

Total investment return	$67.0	$78.3

Average total cash and invested assets	$1,430.4	$1,415.5

Total investment return %	4.7%	5.5%

Global Indemnity Group, LLC
Consolidated Statements of Operations
$ and Shares in Thousands, expect per share data

	2025	2024
Gross written premiums	$398,868	$389,758
Net written premiums	$387,802	$379,190

Net earned premiums	$388,772	$376,992
Net investment income	62,664	62,375
Net realized investment gains (losses)	(3,668)	455
Other income	2,330	1,365
Total revenues	450,098	441,187

Net losses and loss adjustment expenses	228,279	213,190
Acquisition costs and other operating expenses	156,815	147,345
Corporate expenses	31,706	25,696
Income before income taxes	33,298	54,956
Income tax expense	7,965	11,715
Net income	25,333	43,241
Less: Preferred stock distributions	440	440
Net income available to common shareholders	$24,893	$42,801

Per share data:
Net income available to common shareholders
Basic	$1.75	$3.14
Diluted	$1.75	$3.12
Weighted-average number of shares outstanding
Basic	14,192	13,636
Diluted	14,260	13,706

Cash distributions declared per common share	$1.40	$1.40

Combined ratio analysis:
Loss ratio	58.7%	56.6%
Expense ratio	39.9%	39.0%
Combined ratio	98.6%	95.6%

Global Indemnity Group, LLC
Consolidated Balance Sheets as of December 31,
$ in Thousands

	2025	2024
ASSETS
Fixed maturities:
Available for sale, at fair value (amortized cost: $1,330,310 and $1,394,639; net of allowance for expected credit losses of: $0 at December 31, 2025 and 2024)	$1,325,502	$1,381,908
Equity securities, at fair value	33,673	12,284
Other invested assets	17,097	29,413
Total investments	1,376,272	1,423,605

Cash and cash equivalents	65,542	17,009
Premium receivables, net of allowance for expected credit losses of
$3,640 at December 31, 2025 and $3,530 at December 31, 2024	66,969	75,088
Reinsurance receivables, net of allowance for expected credit losses of
$1,488 at December 31, 2025 and $8,992 at December 31, 2024	62,595	66,855
Funds held by ceding insurers	22,114	30,026
Deferred income taxes	20,076	22,459
Deferred acquisition costs	41,183	41,136
Intangible assets	16,845	14,103
Goodwill	4,820	4,820
Prepaid reinsurance premiums	3,607	3,320
Receivable for securities	—	52
Income tax receivable	2,617	825
Lease right of use assets	8,166	9,295
Other assets	29,956	22,660
Total assets	$1,720,762	$1,731,253

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unpaid losses and loss adjustment expenses	$750,191	$800,391
Unearned premiums	182,728	183,411
Reinsurance balances payable	1,860	8,181
Payable for securities	21,594	—
Contingent commissions	7,159	6,826
Lease liabilities	8,331	10,371
Other liabilities	42,309	32,924
Total liabilities	$1,014,172	$1,042,104

Shareholders’ equity:
Series A cumulative fixed rate preferred shares, $1,000 par value;
100,000,000 shares authorized, shares issued and outstanding:
4,000 and 4,000 shares, respectively, liquidation preference:
$1,000 per share and $1,000 per share, respectively	4,000	4,000
Common shares: no par value; 900,000,000 common shares
authorized; class A common shares issued: 11,844,995 and 11,202,355, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0, respectively); class A common shares outstanding: 10,557,227 and 9,914,587, respectively (inclusive of class A common shares designated as class A-2 common shares of 550,000 and 0,
respectively); class B common shares issued and outstanding: 3,793,612 and 3,793,612, respectively	—	—
Additional paid-in capital (1)	465,720	459,578
Accumulated other comprehensive income (loss), net of tax	(4,000)	(10,410)
Retained earnings (1)	273,562	268,673
Class A common shares in treasury, at cost: 1,287,768 and 1,287,768 shares, respectively	(32,692)	(32,692)
Total shareholders’ equity	706,590	689,149

Total liabilities and shareholders’ equity	$1,720,762	$1,731,253

(1)
Since the Company’s initial public offering in 2003, the Company has returned $649.5 million to shareholders, including $522.2 million in share repurchases and $127.3 million in dividends/distributions.

Reconciliation of Non-GAAP Measure
Summary of Consolidated Operating Income (1)
$ and Shares in Millions, except per share data

	2025	2024
Operating income, net of tax (2)	$28.2	$42.9
Net realized investment gains (losses), net of tax	(2.9)	0.3
Net income	$25.3	$43.2

Weighted average shares outstanding – diluted	14.3	13.7

Operating income per share – diluted (3)	$1.95	$3.10

(1)
Operating income, a non-GAAP financial measure, is equal to net income excluding after-tax net realized investment gains (losses) and other unique charges not related to operations. Operating income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.
(2)
Operating income, net of tax, excludes preferred shareholder distributions of $0.4 million for each of the twelve months ended December 31, 2025 and 2024.
(3)
The operating income per share calculation is net of preferred shareholder distributions of $0.4 million for each of the twelve months ended December 31, 2025 and 2024.

Reconciliation of Non-GAAP Measures
Adjusted Return on Equity (ROE) for the 12 Months Ended December 31, 2025
$ in Millions

	2025			2024

	Income after tax (1)	Average Return on Equity (3)	Average Equity (2)	Income after tax (1)	Average Return on Equity (3)	Average Equity (2)
Operating income	$28.2	4.0%	$698.0	$42.9	6.4%	$669.0
Adjustments, net of tax
Investment income on excess capital	(8.8)	0.6%	-	(7.7)	1.5%	-
Corporate expenses	24.1	5.6%	-	20.2	4.6%	-
California wildfires losses	12.0	2.8%	-	-	-%	-
Prior accident year underwriting income (loss)	7.3	1.7%	-	0.8	0.2%	-
Total adjustments, net of tax	34.6	10.7%	-	13.3	6.3%	-
Adjusted income	$62.8	14.7%	$428.5	$56.2	12.7%	$442.0

(1)
Adjusted income, a non-GAAP financial measure, is equal to operating income excluding after-tax investment income on excess capital plus the after-tax impact of corporate expenses, California wildfires losses and prior accident year underwriting income (loss). Adjusted income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.
(2)
Average equity is the average of the beginning and ending equity for the calendar year, adjusted for average excess capital for the calendar year.
(3)
Adjusted return on equity is equal to adjusted income divided by average equity.

Reconciliation of Non-GAAP Financial Measures and Ratios for the Twelve Months Ended December 31,
$ in Thousands

The following reconciles the non-GAAP financial measures or ratios, which excludes the impact of prior accident year adjustments and the California Wildfires, to its most directly comparable GAAP measure or ratio. The Company believes the non-GAAP financial measures or ratios are useful to investors when evaluating the Company's underwriting performance as trends in the Company's segments may be obscured by prior accident year adjustments and the California Wildfires. These non-GAAP financial measures or ratios should not be considered as a substitute for its most directly comparable GAAP measure or ratio and do not reflect the overall underwriting profitability of the Company.

	2025	2024

Consolidated current accident year underwriting income excluding California Wildfires
Underwriting income (1)	$7,331	$17,822
Effect of prior accident year	9,610	999
Current accident year underwriting income (2)	16,941	18,821
California Wildfires net losses and loss adjustment expenses	15,740	—
Current accident year underwriting income excluding California Wildfires (2)	$32,681	$18,821

Consolidated underwriting income excluding California Wildfires
Underwriting income (1)	$7,331	$17,822
California Wildfires net losses and loss adjustment expenses	15,740	—
Underwriting income excluding California Wildfires (2)	$23,071	$17,822

Belmont Core segment income excluding California Wildfires
Belmont Core segment income (1)	$2,877	$19,716
California Wildfires net losses and loss adjustment expenses	15,740	—
Belmont Core Underwriting segment income excluding California Wildfires (2)	$18,617	$19,716

Consolidated segment income excluding California Wildfires
Consolidated segment income (1)	$6,008	$17,822
California Wildfires net losses and loss adjustment expenses	15,740	—
Consolidated segment income excluding California Wildfires (2)	$21,748	$17,822

Net income available to common shareholders excluding California Wildfires
Net income available to common shareholders (1)	$24,893	$42,801
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	11,978	—
Net income available to common shareholders excluding California Wildfires (2)	$36,871	$42,801

Operating income excluding California Wildfires
Operating income (4)	$28,243	$42,879
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	11,978	—
Operating income excluding California Wildfires (2)	$40,221	$42,879

Current accident year combined ratio excluding California Wildfires
Combined ratio (1)	98.6%	95.6%
Effect of prior accident year	(2.4%)	(0.2%)
Current accident year combined ratio (2)	96.2%	95.4%
Impact of California Wildfires	(4.0%)	—
Current accident year combined ratio excluding California Wildfires (2)	92.2%	95.4%

(1) Most directly comparable GAAP measure / ratio

(2) Non-GAAP financial measure / ratio

(3) Represents net losses and loss adjustment expenses of $15.7 million less tax benefit of $3.8 million.

(4) See previous table for reconciliation of operating income to net income which is the most directly comparable GAAP measure.

About Global Indemnity Group, LLC

Global Indemnity Group, LLC (Nasdaq: GBLI) is a publicly traded holding company with a diversified portfolio of property and casualty insurance-related entities.

Katalyx Holdings LLC includes:

•
Four agencies focused on sourcing, underwriting, and servicing primary and assumed reinsurance business: Penn-America Insurance Services, LLC; Valyn Re LLC; J.H. Ferguson & Associates, LLC (including Vacant Express); and Collectibles Insurance Services, LLC.
•
Three specialized insurance service businesses: Kaleidoscope Insurance Technologies, Inc., a developer of proprietary underwriting and policy systems supporting Katalyx’s agencies and broader digital initiatives; Sayata, an AI-enabled digital marketplace and agency for small commercial insurance; and Liberty Insurance Adjustment Agency, Inc., a provider of claims evaluation, adjustment, and related services.

Belmont Holdings GX, Inc. consists of five statutory insurance carriers, each rated “A” (Excellent) by AM Best:
Penn-America Insurance Company, United National Insurance Company, Penn-Patriot Insurance Company, Diamond State Insurance Company, and Penn-Star Insurance Company.

For more information, visit the Company’s website at www.gbli.com.

Forward-Looking Statements

The forward-looking statements in this press release are made pursuant to the “safe harbor” provisions of Section 21E of the Securities Exchange Act of 1934 and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in such statements. These statements are based on management’s current expectations and information available as of the date of this release.

Factors that could cause actual results to differ include, among others, risks related to the timing and execution of the Company’s strategy, and other operational or strategic risks. Additional details regarding these and other risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. Global Indemnity undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Investor / Media Contact: Scott Eckstein / Patric Federle KCSA Strategic Communications | (212) 896-1210 | GBLI@kcsa.com